UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2025

ALLOVIR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39409	83-1971007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AlloVir, Inc.

P.O. Box 44 1661 Massachusetts Avenue Lexington, MA 02420 (Address of principal executive offices, including zip code)

(617) 433-2605

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALVR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders (the “Special Meeting”) of AlloVir, Inc. (“AlloVir”) held on January 9, 2025, the following proposals were submitted to the stockholders of AlloVir:

Proposal 1:	To approve an amendment to AlloVir’s Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in the form attached to AlloVir’s definitive proxy statement for the Special Meeting, filed with the Securities Exchange Commission on December 6, 2024 (the “Reverse Split Proxy Statement”), to, at the discretion of AlloVir’s Board of Directors (the “Board”), effect a reverse stock split with respect to AlloVir’s issued and outstanding shares of common stock, par value $0.0001 per share (“Common Stock”), including any Common Stock held by AlloVir as treasury shares, at any time prior to January 10, 2026, at a ratio of not less than 1-for-15 and not greater than 1-for-35 (the “Range”), with the ratio within the Range to be determined at the discretion of the Board without further approval or authorization of AlloVir’s stockholders (the “Reverse Stock Split” and such proposal is referred to as the “Reverse Stock Split Proposal”) and included in a public announcement.
Proposal 2:	To consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split Proposal (such proposal is referred to as the “Adjournment Proposal”).

For more information about the foregoing proposals, see the Reverse Split Proxy Statement. At the Special Meeting, there were, represented in person or by proxy, shares of common stock representing 108,601,328 votes, or approximately 93.97% of the voting power on December 5, 2024, or the record date for the Special Meeting, constituting a quorum. The number of votes cast for, against, or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1:  Reverse Stock Split Proposal

AlloVir’s stockholders approved an amendment to the Charter to effect a reverse stock split of AlloVir’s outstanding shares of common stock by a ratio of any whole number between 1-for-15 and 1-for-35, at any time prior to January 10, 2026, with the exact ratio to be set within that range at the discretion of AlloVir’s Board of Directors, without further approval or authorization of its stockholders.

Votes For	Votes Against	Votes Abstaining
96,216,120	12,082,172	303,036

Proposal 2:  Adjournment Proposal

Since there were sufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal, the Adjournment Proposal was not called for at the Special Meeting.

Timing of Reverse Stock Split

The timing and exact ratio of the Reverse Stock Split will be determined by the Board without further approval or authorization of AlloVir’s stockholders and included in a public announcement once determined.

No Offer or Solicitation

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities nor a solicitation of any vote or approval with respect to the proposed merger or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication relates to the Reverse Stock Split in connection with the proposed merger involving AlloVir and Kalaris Therapeutics, Inc. (“Kalaris”) and may be deemed to be solicitation material in respect of the proposed merger and Reverse Stock Split. In connection with the proposed merger and Reverse Stock Split, AlloVir has filed relevant materials with the SEC, including a definitive proxy statement regarding the reverse stock split (the “Reverse Split Proxy Statement”), a registration statement on Form S-4 (the “Form S-4”) which contains a proxy statement (the “Merger Proxy Statement,” together with the Reverse Split Proxy Statement, collectively, the “Proxy Statements”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statements or for any other document that AlloVir may file with the SEC and or send to AlloVir’s stockholders in connection with the proposed merger and the Reverse Stock Split. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF ALLOVIR ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENTS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ALLOVIR, THE PROPOSED MERGER, THE REVERSE STOCK SPLIT AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statements and other documents filed by AlloVir with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by AlloVir with the SEC will also be available free of charge on AlloVir’s website at www.allovir.com, or by contacting AlloVir’s Investor Relations at ir@allovir.com.

Participants in the Solicitation

AlloVir, Kalaris, and their respective directors and certain of their executive officers and other members of management may be considered participants in the solicitation of proxies from AlloVir’s stockholders with respect to the proposed merger under the rules of the SEC. Information about the directors and executive officers of AlloVir is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 15, 2024, subsequent Quarterly Reports on Form 10-Q , the definitive proxy statement for AlloVir’s 2024 annual meeting of stockholders, which was filed with the SEC on April 23, 2024 and other documents that may be filed from time to time with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations, including about the directors and executive officers of Kalaris, and a description of their direct and indirect interests, by security holdings or otherwise, have been included in the Form S-4, the Proxy Statements and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AlloVir, Inc.

Date: January 10, 2025	By:	/s/ Edward Miller
	Name:	Edward Miller
	Title:	General Counsel